Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
November 30, 1996



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.2093%



        Excess Protection Level
          3 Month Average   5.29%
            November, 1996   5.40%
            October, 1996   5.19%
            September, 1996   5.28%


        Cash Yield                                  17.08%


        Investor Charge Offs                         3.86%


        Base Rate                                    7.81%


        Over 35 Day Delinquency                      4.38%


        Seller's Interest                           15.65%


        Total Payment Rate                          11.72%


        Total Principal Balance                     $22,372,660,639.66


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $3,500,733,121.17